Exhibit 99.1

 Acquisition of VILLAGE INN & BAKERS SQUARE

 Non-GAAP Financial Measures   To supplement its consolidated financial statements, which are prepared and presented in accordance with accounting principles generally accepted in the United States (“GAAP”), the Company uses non-GAAP measures including those indicated below. These non-GAAP measures exclude significant expenses and income that are required by GAAP to be recorded in the Company’s consolidated financial statements and are subject to inherent limitations. By providing non-GAAP measures, together with a reconciliation to the most comparable GAAP measure, the Company believes that it is enhancing investors’ understanding of the Company’s business and results of operations. These measures are not intended to be considered in isolation of, as substitutes for, or superior to, financial measures prepared and presented in accordance with GAAP. The non-GAAP measures presented may be different from the measures used by other companies. The Company urges investors to review the reconciliation of its non-GAAP measures to the most directly comparable GAAP measure, included in the accompanying financial tables. Adjusted net income (loss) from continuing operations is net income (loss) from continuing operations, plus asset impairment, estimated lease termination and other closing costs, settlement agreements, net (loss) gain on disposal of equipment, stock-based compensation, severance, and the related tax impact. This number is divided by the weighted-average number of basic shares of common stock outstanding during each period presented to arrive at adjusted net income (loss) from continuing operations, per share. Adjusted EBITDA is net income (loss), including discontinued operations, plus asset impairment, estimated lease termination and other closing costs, settlement agreements, depreciation and amortization, interest expense, net, net (loss) gain on disposal of equipment, stock-based compensation, severance and provision (benefit) for income taxes.   Forward-Looking StatementsStatements in this press release that are not strictly historical, including but not limited to statements regarding the timing of the Company’s restaurant openings and the timing or success of refranchising plans, are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements involve known and unknown risks, which may cause the Company’s actual results to differ materially from expected results. Although the Company believes the expectations reflected in any forward-looking statements are based on reasonable assumptions, it can give no assurance that its expectation will be attained. Factors that could cause actual results to differ materially from Famous Dave’s expectation include financial performance, restaurant industry conditions, execution of restaurant development and construction programs, franchisee performance, changes in local or national economic conditions, availability of financing, governmental approvals and other risks detailed from time to time in the Company’s SEC reports.  SAFE HARBOR STATEMENT

 Updated 2021 Guidance Post Transaction¹  Net Restaurant Rev$180-185 MM  System-wide Sales$451-456 MM  Cash3$21.7 MM  2021 Cash EBITDA2 $13.5 – 14.0 MMIncrease attributable to $2.0 MM from current BBQ operations and $1.5 MM from pro-rata acquisition  Net Income$5.1 – 5.5 MM  ¹ Includes partial year of VIBS operations with expected acquisition date on or near 7/30/212 See reconciliation (Slide 13)3 $1.4MM restricted cash (Source: Company 1st Qrt. 10Q)4 Includes 1,000,000 shares pursuant to the PIPE offerings  NASDAQ: BBQ  Royalty & License Rev$11.4-11.9 MM  Long Term Bank Debt$9.5 MM  81Company-owned locations   214Franchised restaurants in 36 states  >72%Franchised  NASDAQ: BBQ ~10.3 MM Shares Outstanding4  Corporate: Famous Dave’s 27, Granite City’s 18, Clark Crew 1, Real Urban BBQ 1, Village Inn 21, Bakers Square 13  3

 ACQUISITION SUMMARY  4  We anticipate closing the transaction on or near July 30, 2021  Sources  $13mm PIPE with institutional investors$.5mm Cash from balance sheet$13.5mm Total Capital  Uses  $3.25mm Two fee simple properties$10.25mm Membership interests of Village Inn and Bakers Square$13.5mm Total Acquisition Price  Acquisition 12 Month Proforma  $56mm Revenue$4.2mm Corporate Restaurant Store Level EBITDA$4mm Royalties($3.6mm) Less corporate G&A$4.6mm Net EBITDA   Acquisition price / Net EBITDA = 2.9

   BBQ HOLDINGS ACQUISITION OF VILLAGE INN & BAKERS SQUARE

 AUTHENTIC FAMILY DINING BRANDS WITH LONG HISTORIES  Founded in Denver, Colorado in 1958Known for breakfast all day, especially pancakesLocated primarily in the Rockies, the Mid West, Arizona, and Florida  Founded in Des Moines, Iowa in 1969Celebrated for soups, sandwiches, and piesLocated in the Mid West  6

             12-month Rest. Revenue(1)  12-month Rest. Revenue(1)  12-month Rest. Revenue  12-month Royalty Revenue  12-month Royalty Revenue  12-month Royalty Revenue  12-month Operating EBITDA(2)  12-month Operating EBITDA(2]  12-month Operating EBITDA(2)  Locations  Locations  Locations  % Franchised  % Franchised  % Franchised    12-month AUV(3)  12-month AUV(3)    Average Check(3)  Average Check(3)  OPPORTUNITY AT A GLANCE  For over 60 years, Village Inn and Bakers Square have delivered award-winning pies and family favorites in a warm and friendly environmentThese venerable brands are the go-to restaurant destinations to buy whole pies during the holidays   21  Village Inn CompanyStores  114  Village Inn Franchise Stores  13  Bakers SquareStores  Reflects company-owned store-level Net RevenueReflects restaurant store-level EBITDA and franchise royalty revenueReflects company-owned store locations                                                                                                                                            7  6  1  3  2  20  6  3  8  9  7  1  7  4  2  9  4  2  20  3  2  6  1  2  1  7  5  1  1  Total  7        $56.4M  $37.6M  $18.8M  $4.0M  $4.0M  $0.0M  $8.2M  $7.7M  $0.5M  148  135  13  77.0%  84.0%  0.0%    $1.8M  $1.7M    $12.06  $15.62

 WHY VILLAGE INN ANDBAKERS SQUARE   We continue to build a diversified portfolio of food and beverage brands.The Village Inn system has a healthy corporate to franchise ratio that we can grow.Award winning recipes - Bakers Square pies have placed first in the American Pie Council’s National Pie Championship over 300 times. There are many synergies within our Holdco.   8

 OUR VISION FOR VILLAGE INN AND BAKERS SQUARE GROWTH    9  Bakers Square – The best pie in America can be sold in many retail locations including grocery, kiosks, and our other restaurants (Famous Dave’s, Granite City, Real Urban BBQ).  Village Inn - Rejuvenate the brand with a new VI Café prototype and launch a new growth initiative.

 HOW VILLAGE INN & BAKERS SQUARE DELIVER  Homemade    Home-style breakfast is key    Primarily pie, but the whole menu generally conveys home-style food  Variety and Customization    Breakfast items are the strongest menu segment    Across all day parts  Quality    Great breakfast and highest quality pie    Unique pies are high quality offerings  Fresh    Breakfast is largely made from scratch    Large variety of fresh baked pies  Value    Village Inn Breakfast represents greatest value for number of options and price    Affordable items  Key Business Driver  Strong Secondary Value Proposition  10

   Significant Franchisee Tenure with the Brand  Percentage of Units Owned by Franchisees  37Locations Refranchised from Corporate Over the Last Two Years  84%Village Inn Locations Franchised    HEALTHY FRANCHISE SYSTEM & PERFORMANCE    46Stores Operated by Largest Franchisee    28Average Franchisee Years with Brand  22UniqueFranchisees  Largest franchisee represents 29% of system sales, no other franchisee represents more than 10% of system sales  > 80% with brand more than 15 years    Franchisee 1(1)  Franchisee 3  Franchisee 4  Franchisee 5  Franchisees 6-10  Others  Franchisee 2  Third generation franchisee  11

 12  BBQ HOLDINGS PORTFOLIO POST ACQUISITION    FAMOUS DAVE’S  VILLAGE INN  GRANITE CITY  BAKERS SQUARE  REAL URBAN BBQ  CLARK CREW BBQ  Total  Corporate Locations  27  21  18  13  1  1  81  Franchise Locations  100  114  0  0  0  0  214  Total Locations  127  135  18  13  1  1  295  Growth Plan  New line serve and drive thru locations  New trendy breakfast prototype  Dual concept with new breakfast brand  Sell pies in retail, kiosk and other restaurants  New line serve locations and CPG’s  New full serve locations and CPG’s

 ADJUSTED EBITDA RECONCILIATIONBBQ Holdings, Inc. and Subsidiaries Non-GAAP Reconciliation  13  Cash EBITDA Guidance Range  2021 VIBS represents a partial year of operations with expected acquisition date on or near 7/30/21

                     12701 Whitewater Drive • Suite 100 • Minnetonka, MN 55343Phone: 952-294-1300 • Website: bbq-holdings.com • E-mail: InvestorRelations@BBQ-Holdings.com